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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 6, 1998
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                            UNITED AUTO GROUP, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


Delaware                          1-12297                    22-3086739
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



375 Park Avenue, New York, New York                                       10152
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(Address of principal executive offices)                             (Zip Code)



                                 (212) 223-3300
                              -----------------------
              (Registrant's telephone number, including area code)

                                      N/A
                              -----------------------
         (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On February 6, 1998, United Auto Group, Inc. ("UAG') completed the previously announced acquisition of the Young Automotive Group ("Young") from Dan E. Young, Alan V. Young, William A. Young, Conway M. Anderson III and related parties, pending manufacturer approval relating to certain franchises. Young operates 18 automobile franchises at seven locations in the Carolinas, Florida, Illinois and Indiana. The aggregate consideration for the acquisition was $68.6 million, consisting of $50.0 million in cash, 1,040,039 shares of UAG common stock and a $7.0 million promissory note. UAG has agreed to make a contingent payment in cash or stock to the extent the shares issued in connection with this transaction have an aggregate market value of less than $27.0 million on the date they become freely tradeable. The cash portion of the consideration was taken from the proceeds of UAG's offering of Senior Subordinated Notes due 2007. The amount of consideration was arrived at through arm's length negotiation.

      The acquired automobile dealerships own office equipment and furniture used in the sales and administrative operations, as well as automobile servicing equipment used in the service operations. UAG intends to continue such use.

ITEM 5.  OTHER EVENTS.

      On February 18, 1998, UAG announced earnings for the three months and year ended December 31, 1997 and commitments for a new $75.0 million credit facility. For more information, see UAG's press release filed herewith, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired:

          The financial statements required to be filed in connection with this transaction will be filed by amendment, on or prior to April 22, 1998.

     (b)  Pro Forma Financial Information:

          The pro forma financial information required to be filed in connection with this transaction will be filed by amendment, on or prior to April 22, 1998.

     (c)  Exhibits:

          10.19.1.1 Stock Purchase Agreement, dated as of September 25, 1997 among United Auto Group, Inc., UAG Young, Inc., Dan Young Chevrolet, Inc., Dan Young, Inc., Parkway Chevrolet, Inc., Young Management Group, Inc., Alan V. Young, William A. Young, Dan E. Young, Conway M. Anderson III, Shirley J. Young Irrevocable GRAT Trust, Dan E. Young Irrevocable GRAT Trust, Irrevocable Trust for Alan V. Young and Irrevocable Trust for William A. Young (incorporated herein by reference to the identically numbered exhibit to the Company's Quarterly report on Form 10-Q filed on November 14, 1997, File No. 1-12297).

                              -more-

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          10.19.1.2  Agreement and Plan of Merger, dated as of September 25,
                     1997 among United Auto Group, Inc., UAG Kissimmee Motors, Inc., UAG Paramount Motors, Inc., UAG Century Motors, Inc., Kissimmee Motors, Inc., Paramount Chevrolet-Geo, Inc., Century Chevrolet-Geo, Inc., Alan V. Young, William A. Young, Jennifer Y. Taggart, Cathy Y. Dyer, Young/AVY II Irrevocable Trust fbo Lara A. Young, Young/AVY II Irrevocable Trust fbo Courtney E. Young, Young/AVY II Irrevocable Trust fbo Daniel A. Young, Young/Way II Irrevocable Trust, Young/Taggart II Irrevocable Trust fbo William E. Taggart, Young/Taggart II Irrevocable Trust fbo Mary K. Taggart, Young/Dyer II Irrevocable GRAT Trust, Shirley J. Young Irrevocable GRAT Trust and Dan E. Young Irrevocable GRAT Trust (incorporated herein by reference to the identically numbered exhibit to the Company's Quarterly report on Form 10-Q filed on November 14, 1997, File No. 1-12297).

          10.19.1.3 Amendment To Stock Purchase Agreement, dated January 31, 1998, between and among United Auto Group, Inc., UAG Young, Inc., Dan Young Chevrolet, Inc., Dan Young, Inc., Parkway Chevrolet, Inc., Young Management Group, Inc., Alan V. Young, William A. Young, Dan E. Young, Conway M. Anderson III, Shirley J. Young Irrevocable GRAT Trust, Dan E. Young Irrevocable GRAT Trust, Irrevocable Trust for Alan V. Young and Irrevocable Trust for William A. Young.

          10.19.1.4 Amendment To Agreement and Plan of Merger, dated January 31, 1998, between and among United Auto Group, Inc., UAG Kissimmee Motors, Inc., UAG Paramount Motors, Inc., UAG Century Motors, Inc., Kissimmee Motors, Inc., Paramount Chevrolet-Geo, Inc., Century Chevrolet-Geo, Inc., Alan
                     V. Young, William A. Young, Jennifer Y. Taggart,
                     Cathy Y. Dyer, Young/AVY II Irrevocable Trust fbo Lara A. Young, Young/AVY II Irrevocable Trust fbo Courtney E. Young, Young/AVY II Irrevocable Trust fbo Daniel A. Young, Young/Way II Irrevocable Trust, Young/Taggart II Irrevocable Trust fbo William E. Taggart, Young/Taggart II Irrevocable Trust fbo Mary K. Taggart, Young/Dyer II Irrevocable GRAT Trust, Shirley J. Young Irrevocable GRAT Trust and Dan E. Young Irrevocable GRAT Trust.

          99.1 Press release announcing UAG earnings for the three months and year ended December 31, 1997 and commitments for a new $75.0 million credit facility.

                              -more-


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SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    UNITED AUTO GROUP, INC.



DATE: February 20, 1998             By: /s/ James R. Davidson
                                       --------------------------
                                          James R. Davidson
                                          Executive Vice President
                                             and Chief Accounting Officer

                              -more-


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EXHIBIT INDEX

Exhibit No.     Document
-----------     --------

10.19.1.1 Stock Purchase Agreement, dated as of September 25, 1997 among United Auto Group, Inc., UAG Young, Inc., Dan Young Chevrolet, Inc., Dan Young, Inc., Parkway Chevrolet, Inc., Young Management Group, Inc., Alan V. Young, William A. Young, Dan E. Young, Conway M. Anderson III, Shirley J. Young Irrevocable GRAT Trust, Dan E. Young Irrevocable GRAT Trust, Irrevocable Trust for Alan V. Young and Irrevocable Trust for William A. Young (incorporated herein by reference to the identically numbered exhibit to the Company's Quarterly report on Form 10-Q filed on November 14, 1997, File No. 1-12297).

10.19.1.2 Agreement and Plan of Merger, dated as of September 25, 1997 among United Auto Group, Inc., UAG Kissimmee Motors, Inc., UAG Paramount Motors, Inc., UAG Century Motors, Inc., Kissimmee Motors, Inc., Paramount Chevrolet-Geo, Inc., Century Chevrolet-Geo, Inc., Alan V. Young, William A. Young, Jennifer Y. Taggart, Cathy Y. Dyer, Young/AVY II Irrevocable Trust fbo Lara A. Young, Young/AVY II Irrevocable Trust fbo Courtney E. Young, Young/AVY II Irrevocable Trust fbo Daniel A. Young, Young/Way II Irrevocable Trust, Young/Taggart II Irrevocable Trust fbo William E. Taggart, Young/Taggart II Irrevocable Trust fbo Mary K. Taggart, Young/Dyer II Irrevocable GRAT Trust, Shirley J. Young Irrevocable GRAT Trust and Dan E. Young Irrevocable GRAT Trust (incorporated herein by reference to the identically numbered exhibit to the Company's Quarterly report on Form 10-Q filed on November 14, 1997, File No. 1-12297).

10.19.1.3 Amendment To Stock Purchase Agreement, dated January 31, 1998, between and among United Auto Group, Inc., UAG Young, Inc., Dan Young Chevrolet, Inc., Dan Young, Inc., Parkway Chevrolet, Inc., Young Management Group, Inc., Alan V. Young, William
                A. Young, Dan E. Young, Conway M. Anderson III, Shirley J. Young Irrevocable GRAT Trust, Dan E. Young Irrevocable GRAT Trust, Irrevocable Trust for Alan V. Young and Irrevocable Trust for William A. Young.

10.19.1.4 Amendment To Agreement and Plan of Merger, dated January 31, 1998, between and among United Auto Group, Inc., UAG Kissimmee Motors, Inc., UAG Paramount Motors, Inc., UAG Century Motors, Inc., Kissimmee Motors, Inc., Paramount Chevrolet-Geo, Inc., Century Chevrolet-Geo, Inc., Alan V. Young, William A. Young, Jennifer Y. Taggart, Cathy Y.
                Dyer, Young/AVY II Irrevocable Trust fbo Lara A. Young, Young/AVY II Irrevocable Trust fbo Courtney E. Young, Young/AVY II Irrevocable Trust fbo Daniel A. Young, Young/Way II Irrevocable Trust, Young/Taggart II
                Irrevocable Trust fbo William E. Taggart, Young/Taggart II Irrevocable Trust fbo Mary K. Taggart, Young/Dyer II Irrevocable GRAT Trust, Shirley J. Young Irrevocable GRAT Trust and Dan E. Young Irrevocable GRAT Trust.


                              -more-



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99.1            Press release announcing UAG earnings for the three months and year ended December 31, 1997 and commitments for a new $75.0 million credit facility.

                              -more-